U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): Sept 1, 2000

                  Commission File No.   0-22524

                  REAL GOODS TRADING CORPORATION
(Exact name of small business issuer as specified in its charter)

         California                     68-0227324
(State or other jurisdiction of       (IRS Employer
incorporation or organization)        Identification  Number)

3440 Airway Drive, Santa Rosa, California          95403
(Address of principal executive offices)         (Zip Code)

Issuer's telephone number, including area code:
(707) 542-2600


Item 5. Other Events

The Registrant reports that Barry Reder resigned his position as a member of the Board of Directors in order to focus on his role as General Counsel to the Company. The resignation was effective
August 1, 2000.

                                  SIGNATURES

Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          REAL GOODS TRADING CORPORATION
                                   (Registrant)




                         Date:  August 30, 2000
                         By [S]LESLIE B. SEELY
                         Leslie B. Seely, Chief Financial Officer